INCOME TAXES (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes

The following table summarizes the Company's tax provision:

	For the Three Months Ended March 31,
	2016	2015
	(In thousands)
Income (loss) before income taxes	$5,785	$8,769
Income tax expense	$1,278	$3,087
Effective income tax rate (1)	22.1%	35.2%

Explanatory Note:
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(1)
During 2015, the Company adopted new accounting standards that impacted Income (loss) before income taxes for the three months ended March 31, 2015 (Note 2). The change has resulted in the change of the effective income tax rate. In addition, for the three months ended March 31, 2016 and 2015 deferred income tax expense (benefit) was $1.3 million and $(0.2) million, respectively.

As a result of the Reorganization Transaction, investment income earned by CIFC is not subject to tax at the entity level. The difference between the statutory tax rate and the effective tax rate, as well as the change in the effective tax rate compared to the prior year was primarily attributable to the Reorganization Transaction and to income/(losses) from non-controlling interests of Consolidated VIEs. The income/(losses) from non-controlling interests of Consolidated VIEs are included in book income/(loss) before income taxes but are not taxable income/(loss) to CIFC.
During the three months ended March 31, 2016, there were no material changes to the Company’s uncertain tax positions and the Company believes there will be no significant increases or decreases to the uncertain tax positions within 12 months of the reporting date.

Income Taxes

The Company is treated as a partnership for income tax purposes and is therefore not subject to U.S. federal, state and local income taxes. CIFC Corp., a wholly-owned subsidiary of the Company, is subject to U.S. federal, state and local corporate income taxes.

The components of income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2015	2014
	(In thousands)
Current:
Federal	$14,777	$13,899
State and local	(588)	4,327
Total current expense	14,189	18,226
Deferred:
Federal	4,361	(2,672)
State and local	6,689	6,604
Total deferred expense (benefit)	11,050	3,932
Total income tax expense (benefit)	$25,239	$22,158

The following table reconciles the Company's effective tax rate to the U.S. federal statutory tax rate:

	For the Year Ended December 31,
	2015	2014
Statutory U.S. federal income tax rate	35.00%	35.00%
Reconciling items:
Income passed through to common shareholders and non-controlling interest holders (1)	(0.84)%	73.69%
State income taxes, net of federal effect	(0.67)%	31.92%
Nondeductible expenses	2.74%	26.22%
Effect of tax law changes	24.02%	64.67%
Valuation allowance release	—%	(2.88)%
PTP Conversion adjustments	35.04%	—%
Other	1.04%	(3.32)%
Effective income tax rate (2)	96.33%	225.30%

Explanatory Notes:
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(1)	Includes income that is not taxable to the Company. Such income is directly taxable to the non-controlling interest holders in the Consolidated CLOs.

(2)	The effective tax rate is calculated on "Income (loss) before income tax expense (benefit)".

The tax effects of temporary differences that result in significant deferred tax assets and deferred tax liabilities are as follows:

	For the Year Ended December 31,
	2015	2014
	(In thousands)
Deferred tax assets:
Intangible assets and goodwill	$33,160	$39,946
State net operating loss carryforwards	16,043	16,530
Federal net operating loss carryforwards	8,607	9,070
Other	6,340	10,872
Gross deferred tax asset	64,150	76,418
Less: Valuation allowance	15,428	15,040
Deferred tax asset	48,722	61,378
Deferred tax liabilities:
Long-term debt	2,372	2,663
Other	1,925	3,240
Deferred tax liability	4,297	5,903
Net deferred tax asset	$44,425	$55,475

The Company evaluates its deferred income tax assets to determine if valuation allowances are required. The determination is based on all available evidence using a "more likely than not" standard. The Company’s ability to realize deferred tax assets depends upon the existence of sufficient taxable income of the appropriate character (ordinary vs. capital) within the carryback or carryforward periods. The Company considered all sources of taxable income in its deferred tax asset realization analysis. As of December 31, 2015 and 2014, the Company recognized a cumulative valuation allowance of $15.4 million and $15.0 million, respectively. The valuation allowance was recorded because management assessed that it is more likely than not that only a portion of the deferred tax asset will be realized. The valuation allowance relates to deferred tax assets for state net operating loss carryforwards.

Ownership Changes—The Company experienced an ownership change on June 9, 2010 as a result of the acquisition of CNCIM and on April 13, 2011 as the result of the Merger causing a limitation on the annual use of its NOLs, Net Capital Losses, and certain recognized built-in losses. The annual limitation amount is approximately $1.3 million resulting from the June 9, 2010 ownership change. The Merger resulted in an annual limitation of approximately $9.5 million. However, as of December 31, 2012, the combined federal NOL carryforwards related to Legacy CIFC were fully utilized. For tax purposes, the Company also experienced other ownership changes as a result of transactions undertaken during 2013 and 2014. The Company does not anticipate further restrictions to the Section 382 limitation resulting from these transactions.

As of December 31, 2015, the Company had tax attribute carryforwards for US federal income tax purposes of $24.6 million which will expire in 2034 if not used.  As noted above, these tax attributes are subject to the annual limitation of $1.3 million.  Losses that exceed the Section 382 Limitation in any year will continue to be allowed as carryforwards for the remainder of the carryforward period; however, if the carryforward period for any losses expires before that loss is fully utilized, the unused portion will provide no future benefit.  The Company had NOL carryforwards for state income tax purposes as follows: Illinois - $268.5 million, New York State - $28.3 million, and New York City - $17.4 million, expiring in 2023, 2035, and 2034 respectively.  The Company believes that it is more likely than not that Illinois and New York State NOLs will not provide any future benefit. Accordingly, we have recorded full valuation allowances related to these NOLs.

In April 2015, New York City enacted tax legislation that is effective retroactively for tax years beginning on or after January 1, 2015. As the result of the legislation, the Company expects a significant decrease in the portion of its income taxable in New York City. The Company recorded an expense of $6.3 million to reflect both a reduction in the value of its deferred tax assets and the establishment of a $0.4 million valuation allowance associated with New York City NOLs as a result of the law change. In addition, the effective tax rate for the year ended December 31, 2014 was impacted by an expense of $6.4 million from the write-down of deferred tax assets related to the New York State law change.

As part of the Reorganization Transaction, CIFC Corp. distributed ownership of certain subsidiary entities holding certain investment assets, including investments in CLOs and funds, to CIFC LLC. As a result of the distribution, the Company recorded an expense of $3.8 million to reflect a reduction in the value of its deferred tax assets associated with the Reorganization Transaction.

CIFC Corp. and its subsidiaries filed income tax returns in the U.S. and various state jurisdictions. As of December 31, 2015, CIFC Corp.’s 2012 through 2014 U.S. federal income tax returns are open for Internal Revenue Service and state taxing authorities’ examination under the three-year statute of limitations. CIFC Corp. is currently under audit by the Internal Revenue Service for the years ended December 31, 2011 and 2012 and New York City for the years ended December 31, 2011 through December 31, 2013. The Company does not believe that the outcome of these audits will require the Company to record reserves for uncertain tax positions or that the outcome will have a material impact on the Consolidated Financial Statements for the years ended December 31, 2015 and 2014.

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the financial statements.

During the year ended December 31, 2015, the Company’s unrecognized tax benefit related to tax positions taken in prior periods increased by $0.3 million, excluding related interest and penalties.  If the unrecognized tax benefits were recognized, the annual effective tax rate would reduce by a de minimis amount.  The Company does not believe that it will have a material change in its unrecognized tax benefits during the coming year.

The Company recognizes interest and penalties accrued related to unrecognized tax positions in General, Administrative, and Other Expenses. During the years ended December 31, 2015 and 2014, no interest or penalties were accrued.